Exhibit 99.2

FIRST LIEN SECURITIES PURCHASE AGREEMENT

THIS FIRST LIEN SECURITIES PURCHASE AGREEMENT (this “Agreement”) is made and entered into effective as of March 18, 2013, by and among Erickson Air-Crane Incorporated, a Delaware corporation (“Erickson”), Evergreen International Aviation, Inc., an Oregon corporation (“Evergreen”), and each of the persons listed on Exhibit A hereto (the “Initial Consenting Investors”). Erickson, Evergreen and the Consenting Investors (as defined below) shall be referred to herein collectively as the “Parties” and individually as a “Party.” Capitalized terms used but not defined in this Agreement shall have the meanings ascribed to such terms in the Purchase Agreement.

RECITALS

WHEREAS, Evergreen, Erickson and EAC Acquisition Corporation, a Delaware corporation, and wholly owned subsidiary of Erickson (“Buyer”), have entered into that certain Stock Purchase Agreement, dated as of March 18, 2013 (the “Purchase Agreement”), pursuant to which Buyer is acquiring from Evergreen all of the capital stock of Evergreen Helicopters, Inc., an Oregon corporation (“EHI”), subject to the terms and conditions set forth in the Purchase Agreement, including, but not limited to, receipt by Evergreen of the Purchase Price, including the Stock Consideration and the Purchase Price Note (the “EHI Sale”); and

WHEREAS, Evergreen owes an aggregate amount of $192,833,430.61 of principal, interest and agent fees to holders of First Lien Loans under the First Lien Credit Facility (plus fees and expenses of advisors to the holders’ agent, the “Debt”);

WHEREAS, on the date hereof, the Initial Consenting Investors have executed that certain Waiver, Forbearance and Consent No. 1 To First Lien Credit Agreement (the “1st Lien Consent Agreement”), by and among Evergreen, certain Affiliates of Evergreen and the Initial Consenting Investors, pursuant to which, among other things, and on the terms and subject to the conditions set forth therein, the Initial Consenting Investors have agreed to (i) provide consent to the EHI Sale, (ii) waive specified defaults and forbear from exercising remedies under the First Lien Credit Facility, (iii) terminate, discharge, and release the security interests and liens on the assets and properties of the Company and its Subsidiaries securing the Debt, (iv) release the Company and its Subsidiaries as guarantors of the Debt, (v) restructure the remainder of the Debt on the terms set forth in the 1st Lien Consent Agreement and (vi) purchase from Evergreen, pursuant to this Agreement, certain securities of Erickson that are to be received by Evergreen pursuant to the Purchase Agreement as partial consideration for the EHI Sale, in exchange for payment, satisfaction and discharge of a portion of the Debt owing to such Initial Consenting Lenders as if paid in cash;

WHEREAS, holders of First Lien Loans that are not Initial Consenting Investors may, subsequent to the date hereof but on or before the fourth Business Day after the date hereof, execute the 1st Lien Consent Agreement (such holders of First Lien Loans, the “Subsequent Consenting Investors” and, collectively with the Initial Consenting Investors, the “Consenting Investors”), in which case (i) such Subsequent Consenting Investors will be required, pursuant to the 1st Lien Consent Agreement, to become a party to this Agreement by executing and delivering to Evergreen a counterpart signature page hereto within four Business Days after the date hereof and (ii) the shares of Stock Consideration, if any, and the principal amount of the Purchase Price Note to be purchased by the Consenting Investors hereunder will be reallocated among the Consenting Investors as provided herein;

WHEREAS, substantially concurrent with the Closing, the Consenting Investors have agreed, on the terms and subject to the conditions set forth herein, to purchase from Evergreen (i) solely with respect to Consenting Lenders that, pursuant to the 1st Lien Consent Agreement, fail to elect to receive cash in lieu of their respective pro rata portion of the Stock Consideration, their respective pro rata portion of the Stock Consideration, and (ii) their respective principal amount of the Purchase Price Note, in exchange for payment, satisfaction and discharge of a portion of the Debt owing to such Consenting Investors as if paid in cash (the “Securities Purchase”);

WHEREAS, on the date hereof, the holders of Second Lien Loans (the “2nd Lien Lenders”) have executed that certain Second Lien Stock Purchase Agreement (the “2nd Lien SPA”), by and among Erickson, Evergreen and the 2nd Lien Lenders, pursuant to which, among other things, and on the terms and subject to the conditions set forth therein, the 2nd Lien Lenders have agreed to purchase from Evergreen all or a portion of the Stock Consideration in exchange for cash and payment, satisfaction and discharge of a portion of the indebtedness owed by Evergreen to the 2nd Lien Lenders under the Second Lien Credit Facility as if paid in cash; and

WHEREAS, to facilitate the Securities Purchase, at the Closing, Erickson will, at the direction of Evergreen, issue and deliver directly to the Consenting Investors the portion of the Stock Consideration (if any) and the Purchase Price Note purchased by the Consenting Investors pursuant to this Agreement, and the Parties will confirm the accuracy of the representations and warranties contained herein.

NOW, THEREFORE, in consideration of the foregoing premises and of the respective covenants and agreements contained herein, the Parties agree as follows:

1. Purchase and Sale of Securities.

(a) On the terms and conditions set forth herein, each Consenting Investor will purchase, acquire and accept from Evergreen, and Evergreen will sell, assign, transfer and convey to such Consenting Investor, free and clear of all Liens, (i) that number of shares of the Stock Consideration, if any, set forth opposite such Consenting Investor’s name on Exhibit A hereto (as to each Consenting Investor, its “Purchased Shares”) and (ii) the principal amount of the Purchase Price Note set forth opposite such Consenting Investor’s name on Exhibit A hereto (as to each Consenting Investor, its “Purchased Note”).

(b) Upon receipt by each Consenting Investor of its respective Purchased Shares, if any, and its respective Purchased Note, such Consenting Investor agrees and acknowledges that, without further action or notice by Evergreen, such Consenting Investor or any other Person, the amount of Debt set forth opposite such Consenting Investor’s name on Exhibit A hereto shall be deemed paid, satisfied and discharged on a dollar-for-dollar basis as if paid in cash.

(c) The Purchased Shares, if any, consist of mandatorily convertible preferred stock of Erickson having the terms, relative rights and preferences set forth in the certificate of designation in the form of Exhibit B hereto and each Purchased Note shall be evidenced by a promissory note in the form of Exhibit C hereto. Erickson agrees that (i) the shares of Erickson Common Stock (as defined below) issuable upon conversion of the Purchased Shares shall have the same CUSIP number as the outstanding Erickson Common Stock, (ii) the shares of Erickson Common Stock issuable upon conversion of the Purchased Shares shall be listed on the same securities exchange(s) as the outstanding Erickson Common Stock, and (iii) Erickson shall use commercially reasonable efforts to cause the removal of any restrictive legends on the certificates representing the Purchased Shares and the shares of Erickson Common Stock issuable upon conversion of the Purchased Shares on the six month anniversary of the Closing Date or as soon as practicable thereafter, upon receipt from the Investor of the certificate representing such Purchased Shares together with customary representations that the Purchased Shares may be resold under Rule 144 under the Securities Act of 1933, as amended (the “Securities Act”).

(d) The Parties acknowledge and agree that, pursuant to the 1st Lien Consent Agreement, a Subsequent Consenting Investor is (i) required to become a party hereto by executing and delivering to Evergreen and Erickson a counterpart signature page to this Agreement within four (4) Business Days after the date hereof, (ii) entitled to its Pro Rata Share (as defined below) of the principal amount of the Purchase Price Note and (iii) solely with respect to a Subsequent Consenting Investor that, pursuant to the 1st Lien Consent Agreement, fails to elect to receive cash in lieu of its respective pro rata portion of the Stock Consideration, entitled to its Pro Rata Share of the 1st Lien Stock Consideration (as defined below). Evergreen shall deliver to Erickson and each Consenting Investor (x) an updated version of Exhibit A, to the extent updating is required, within two (2) Business Days after the date of the deadline for Subsequent Consenting Investors to become party to the 1st Lien Consent Agreement pursuant to the terms thereof, and (y) a final version of Exhibit A at least two (2) Business Days prior to the Closing Date, in each case, which shall specify, as to each Consenting Investor, (i) the number of Purchased Shares, if any, to be purchased by such Consenting Investor hereunder and (ii) the principal amount of the Purchase Price Note to be allocated to such Consenting Investor hereunder; provided, however, that in no event shall (i) the total number of shares of Stock Consideration to be sold hereunder and under the 2nd Lien SPA exceed 4,008,439 or (y) the aggregate principal amount of the Purchased Notes to be issued hereunder exceed $17,500,000. For purposes hereof, (i) “Pro Rata Share” means, as to any Consenting Investor, a fraction (expressed as a percentage), the numerator of which is the amount of Debt held by such Consenting Investor, and the denominator of which is the amount of Debt held by all Consenting Investors, and (ii) “1st Lien Stock Consideration” means 632,911.39 shares of Stock Consideration.

2. Closing Conditions.

(a) The obligations of the Parties to consummate the transactions contemplated by this Agreement are subject to each of the following conditions:

(i) the effectiveness of the Closing;

(ii) delivery by Erickson to each Consenting Investor of a stock certificate representing such Consenting Investor’s respective Purchased Shares, if any, as set forth on Exhibit A hereto;

(iii) delivery by Erickson to each Consenting Investor of such Consenting Investor’s respective Purchased Note as set forth on Exhibit A hereto; and

(iv) delivery by each Consenting Investor to each of Erickson and Evergreen, and by each of Erickson and Evergreen to each Consenting Investor of a certificate of an officer of such Party confirming the continued accuracy of such Party’s representations and warranties contained herein.

3. Consenting Investor Representations and Warranties.

Each Consenting Investor represents and warrants to Erickson and Evergreen as follows:

(a) The execution, delivery and performance of this Agreement by such Consenting Investor, including acquisition of the Purchased Shares and the Purchased Note, has been duly and validly authorized by all requisite corporate or other entity action, and no further approval or authorization is required. This Agreement has been duly and validly executed and delivered by such Consenting Investor and constitutes a valid, legal and binding agreement of such Consenting Investor, enforceable against such Consenting Investor in accordance with its terms, except (i) to the extent that enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or other laws of general application affecting enforcement of creditors’ rights generally, and (ii) that the availability of equitable remedies, including specific performance, is subject to the discretion of the court before which any proceeding thereof may be brought.

(b) Such Consenting Investor agrees that all certificates or other instruments representing the Purchased Shares (which, for purposes of this Section 3(b), shall include the Purchased Shares, as well as any shares of Erickson Common Stock (as defined below) issuable upon conversion of the Purchased Shares) and the Purchased Note will bear a legend substantially to the following effect:

“THE SECURITIES REPRESENTED BY THIS INSTRUMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR SECURITIES LAWS OF ANY STATE AND MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF EXCEPT WHILE A REGISTRATION STATEMENT RELATING THERETO IS IN EFFECT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT OR SUCH LAWS.”

(c) Such Consenting Investor is acquiring the Purchased Shares and the Purchased Note for its own account solely for investment purposes, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that such Consenting Investor has no present intention of selling, granting any participation in, or otherwise distributing the same. Such Consenting Investor further represents that it does not have any contract, undertaking, agreement, or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Purchased Shares or the Purchased Note.

(d) Such Consenting Investor has received all the information it considers necessary and appropriate for deciding whether to purchase the Purchased Shares and the Purchased Note. Such Consenting Investor further represents that it has had an opportunity to ask questions and receive answers from Erickson regarding the Purchased Shares, the Purchased Note and Erickson’s business, properties, prospects, and financial condition. Such Consenting Investor acknowledges and confirms that any written and/or verbal responses provided to such Consenting Investor by Erickson in response to such Consenting Investor’s questions are not contrary to or inconsistent with, nor do they in any way conflict with the information set forth in this document.

(e) Such Consenting Investor is an investor in securities of companies similar to Erickson and acknowledges that it is able to bear the economic risk of its investment, and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Purchased Shares and the Purchased Note.

(f) Such Consenting Investor is an “accredited investor” within the meaning of Rule 501 of Regulation D under the Securities Act, as presently in effect. Such Consenting Investor acknowledges that each of Erickson and Evergreen is relying upon the representations and warranties made in this Agreement in connection with the issuance of the Purchased Shares and the Purchased Note in accordance with Section 4(a)(2) under the Securities Act.

(g) Such Consenting Investor understands that the Purchased Shares and the Purchased Note it is receiving are characterized as “Restricted Securities” under the federal securities laws inasmuch as they are being acquired from Evergreen in a transaction not involving a public offering and that under such laws and applicable regulations such Purchased Shares and Purchased Note may be resold without registration under the Securities Act only in certain limited circumstances. In this connection, such Consenting Investor represents that it is familiar with Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act.

(h) Such Consenting Investor is aware that the acquisition of the Purchased Shares and the Purchased Note is a speculative investment involving a high degree of risk and that there is no guarantee that such Consenting Investor will realize any gain from an investment in them. Such Consenting Investor further understands that it could lose the entire amount of its investment in the Purchased Shares and the Purchased Note.

(i) Such Consenting Investor has no need for liquidity in the investment in the Purchased Shares and the Purchased Note described herein. Such Consenting Investor has no reason to anticipate any material change in its financial condition for the foreseeable future.

(j) Such Consenting Investor is financially able to bear the economic risk of an investment in the Purchased Shares and the Purchased Note described herein, including the ability to hold such Purchased Shares and Purchased Note indefinitely and to afford a complete loss of such Consenting Investor’s investment in such Purchased Shares and Purchased Note.

(k) Such Consenting Investor’s overall commitment to investments which are not readily marketable is not disproportionate to such Consenting Investor’s net worth, and such Consenting Investor’s investment in the Purchased Shares and the Purchased Note described herein will not cause such overall commitment to become excessive.

(l) Such Consenting Investor acknowledges that (i) neither Evergreen nor Erickson is recommending the purchase of the Purchased Shares or the Purchased Note and (ii) except as set forth in this Agreement, neither Evergreen nor Erickson has made representations, warranties, agreements or undertakings to such Consenting Investor with respect to the transactions contemplated hereby, the Purchased Shares, the Purchased Note or the business operations or future prospects of Erickson. Such Consenting Investor further represents and warrants that, in executing and delivering this Agreement, it has not relied on any statement or representation made by Evergreen or Erickson or any legal counsel or investment advisor to or other agent or representative of Evergreen or Erickson. Such Consenting Investor has obtained, at its expense, to the extent such Consenting Investor deems necessary, its own personal professional advice with respect to the risks, benefits and suitability of the transactions contemplated hereby.

(m) No person has or will have, as a result of the transactions contemplated hereby, any right, interest or valid claim against or upon Evergreen or Erickson for any commission, fee, or other compensation as a finder, broker or agent because of any act or omission by such Consenting Investor; and such Consenting Investor agrees to indemnify and hold Evergreen and Erickson harmless against any such commissions, fees or other compensation.

(n) Such Consenting Investor is, and at Closing shall be, a “Citizen of the United States” as that term is defined in 49 USC §40102, unless notification is given by email to Erickson’s legal counsel within four Business Days of its execution of the Purchase Agreement that it is not a “Citizen of the United States.”

4. Erickson Representations and Warranties.

Erickson hereby represents and warrants to Evergreen and each Consenting Investor as follows:

(a) Erickson is a corporation duly organized and validly existing under the laws of the State of Delaware, is duly qualified to do business and is in good standing in all jurisdictions where its ownership or leasing of property or the conduct of its business requires it to be so qualified and where failure to be so qualified would reasonably be expected to have a material adverse effect on the business and operations of Erickson. Erickson has the requisite corporate power and authority to own its properties and assets and to carry on its business as it is now being conducted.

(b) Erickson has all necessary power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, including the issuance of the Purchased Shares and each Purchased Note and the issuance of shares of Erickson Common Stock (as defined below) upon the conversion of the Purchased Shares, have been duly authorized by all necessary corporate action, other than the approval by Erickson’s stockholders of the conversion of the Purchased Shares into shares of Erickson Common Stock, on the part of Erickson, and no other corporate proceedings are necessary to authorize this Agreement or for Erickson to consummate the transactions contemplated hereby. This Agreement and each Purchased Note have been duly and validly executed and delivered by Erickson and constitute valid, legal and binding agreements of Erickson, enforceable against Erickson in accordance with their respective terms, except (i) to the extent that enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting the enforcement of creditors’ rights generally and (ii) that the availability of equitable remedies, including specific performance, is subject to the discretion of the court before which any proceeding thereof may be brought.

(c) The authorized capital stock of Erickson consists of 110,000,000 shares of common stock (the “Erickson Common Stock”) and 10,000,000 shares of preferred stock, each $0.0001 par value per share. All of the issued and outstanding shares of Erickson Common Stock have been duly authorized and validly issued and are fully paid, nonassessable and free of preemptive rights, with no personal liability attaching to the ownership thereof. The Purchased Shares have been duly authorized by all necessary corporate action, and when issued and sold against receipt of the consideration therefor as provided in the Purchase Agreement, the Purchased Shares will be validly issued, fully paid and nonassessable and free of preemptive rights, with no personal liability attaching to the ownership thereof. The Erickson Common Stock issuable upon conversion of the Purchased Shares has been duly reserved for issuance. Following receipt of the requisite approval by the stockholders of Erickson of the conversion of the Purchased Shares into shares of Erickson Common Stock, the shares of Erickson Common Stock issuable upon the conversion of the Purchased Shares will have been duly authorized by all necessary corporate action and when so issued upon such conversion will be validly issued, fully paid and nonassessable, and free of preemptive rights, with no personal liability attaching to the ownership thereof.

(d) Neither the execution, delivery and performance of this Agreement by Erickson nor the consummation by Erickson of the transactions contemplated hereby will (i) conflict with or result in any breach of any provision of the organizational documents of Erickson, (ii) result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, cancellation or acceleration) under, any of the terms, conditions or provisions of any material agreement or other instrument or obligation to which Erickson is a party or by which Erickson or any of its properties or assets may be bound or (iii) violate any order, writ, injunction, decree, law, statute, rule or regulation applicable to Erickson or any of Erickson’s Affiliates or any of their respective properties or assets, except, in the case of clauses (ii) and (iii) above, for violations, breaches or defaults which would not, individually or in the aggregate, be reasonably expected to have a material adverse effect on the business and operations of Erickson.

(e) Assuming the accuracy of the representations of the Consenting Investors in Section 3 of this Agreement and subject to filings of a Form D (or equivalent form), if any, pursuant to the Securities Act and applicable state securities laws, the offer, sale and issuance of the Purchased Shares and the Purchased Notes in conformity with the terms of this Agreement, and the issuance of the Erickson Common Stock, if any, to be issued upon conversion of the Purchased Shares pursuant to the certificate of designation, will be issued in compliance with all applicable federal and state securities laws.

(f) Erickson has not entered into any arrangements that would obligate it to pay any finder’s or broker’s fee or commission in connection with the transactions contemplated by this Agreement.

5. Evergreen Representations and Warranties.

Evergreen hereby represents and warrants to Erickson and each Consenting Investor as follows:

(a) Evergreen has all necessary power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of Evergreen, and no other corporate proceedings are necessary to authorize this Agreement or for Evergreen to consummate the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by Evergreen and constitutes a valid, legal and binding agreement of Evergreen, enforceable against Evergreen in accordance with its terms, except (i) to the extent that enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting the enforcement of creditors’ rights generally and (ii) that the availability of equitable remedies, including specific performance, is subject to the discretion of the court before which any proceeding thereof may be brought.

(b) Neither the execution and delivery of this Agreement by Evergreen nor the consummation by Evergreen of the transactions contemplated hereby will (i) conflict with or result in any breach of any provision of the organizational documents of Evergreen, (ii) result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, cancellation or acceleration) under, any of the terms, conditions or provisions of any material agreement or other instrument or obligation to which Evergreen is a party or by which Evergreen or any of its properties or assets may be bound or (iii) violate any order, writ, injunction, decree, law, statute, rule or regulation applicable to Evergreen or any of Evergreen Affiliates or any of their respective properties or assets, except, in the case of clauses (ii) and (iii) above, for violations, breaches or defaults which would not, individually or in the aggregate, be reasonably expected to prevent or materially impair or materially delay the transactions contemplated hereby.

6. Lock-Up.

Each Consenting Investor agrees that, from the date hereof through the Closing, such Consenting Investor shall not, directly or indirectly, sell, transfer, assign or otherwise dispose of any of the Debt held by such Consenting Investor unless such sale, transfer, assignment or other disposition is to a party (each, a “Transferee”) who executes a joinder agreement in a form reasonably satisfactory to Erickson and Evergreen, pursuant to which such Transferee provides the representations and warranties contained in Section 3 of this Agreement and becomes a “Party” to and a “Consenting Investor” under this Agreement, without any additional consent of the Company or the Consenting Investors.

7. Assignment; Binding Effect.

Except as provided in Section 6, this Agreement may not be assigned by any Party without the prior written consent of each of the other Parties. This Agreement shall be binding upon, and inure to the benefit of the Parties and their respective successors, legal representatives, and permitted assigns.

8. Governing Law; Submission to Jurisdiction; Specific Performance.

This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York without regard to its conflicts of laws principles. Each Party hereby irrevocably submits to the jurisdiction of any state or federal court in the State of New York with respect to any action or legal proceeding commenced by any person or entity relating to or arising out of this Agreement, and consents to the service of process in any such action or legal proceeding by means of registered or certified mail, return receipt requested, in care of the address for such Party set forth on the signatures pages hereto or such other address as such Party shall furnish in writing to each other Party. Each Party waives any right to trial by jury in any action, matter or proceeding arising out of or relating to this Agreement or any provision hereof.

The Parties agree that if any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached, irreparable damage would occur and money damages would not provide an adequate remedy at law, and that the Parties shall be entitled to specific performance of the terms hereof, in addition to any other remedy at law or equity, without any requirement to the securing or posting of any bond in connection with such remedy. Such remedies, and any and all other remedies provided for in this Agreement, shall, however, be cumulative in nature and not exclusive and shall be in addition to any other remedies whatsoever which any Party may otherwise have at law or equity, and the exercise by any Party of any one remedy will not preclude the exercise of any other remedy.

9. Indemnity.

Each Consenting Investor agrees to indemnify and hold harmless Erickson and Evergreen and their respective officers, directors, and affiliates and each other person, if any, who controls any part thereof within the meaning of Section 15 of the Securities Act, and any employees or agents of the foregoing (collectively, “Control Persons”), against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all expenses whatsoever reasonably incurred in investigating, preparing or defending against any litigation commenced or threatened or any claim whatsoever) (“Losses”) arising out of or based upon a breach of any representation or warranty or failure to fulfill any obligation of such Consenting Investor, whether contained herein or in any other document furnished by such Consenting Investor to any of the foregoing in connection with the transactions contemplated hereby. Erickson agrees to indemnify and hold harmless each Consenting Investor and its respective

Control Persons against any and all Losses arising out of or based upon a breach of any representation or warranty or failure to fulfill any obligation of Erickson, whether contained herein or in any other document furnished by Erickson to such Consenting Investor in connection with the transactions contemplated hereby. Evergreen agrees to indemnify and hold harmless each Consenting Investor and its respective Control Persons against any and all Losses arising out of or based upon a breach of any representation or warranty or failure to fulfill any obligation of Evergreen, whether contained herein or in any other document furnished by Evergreen to such Consenting Investor in connection with the transactions contemplated hereby.

10. Amendments.

Except as provided in Section 1(d) or Section 6, this Agreement may not be amended, modified, or revoked without the prior written consent of each of the Parties.

11. Miscellaneous.

(a) This Agreement and the documents referenced herein represent the entire agreement of the Parties with respect to the subject matter hereof and supersede all prior oral or written agreements and understandings, if any, relating to the subject matter hereof. The terms and provisions of this Agreement may be waived, or consent for the departure therefrom granted, only by a written document executed by each of the Parties.

(b) Each of the Parties shall pay its own fees and expenses (including the fees of any attorneys, accountants, appraisers or others engaged by such party) in connection with this Agreement and the transactions contemplated hereby whether or not the transactions contemplated hereby are consummated.

(c) This Agreement may be executed in one or more counterparts each of which shall be deemed an original, but all of which shall together constitute one and the same instrument. Original signatures hereto may be delivered by facsimile or by portable data format (PDF) which shall be deemed originals.

(d) In the event that any provision of this Agreement is invalid or unenforceable under any applicable statute or law or under any applicable rule or regulation of any governmental body, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform to such statute, law, rule or regulation. Any provision hereof which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof.

(e) Any notice, demand or other communication to which any party hereto may be required, or may elect, to give to anyone interested hereunder shall be sufficiently given if (a) deposited, postage prepaid, in a United States mail letter box, registered or certified mail, return receipt requested, addressed to such address as may be given herein, or (b) delivered personally at such address.

[signature page follows]

IN WITNESS WHEREOF, each of the Parties has caused this Agreement to be duly executed on its behalf as of the date and year first written above.

CONSENTING INVESTORS:

ALADDIN CREDIT INTERMEDIATE FUND, LTD.

By:	/s/ Simmon Saraf
Name:	Simmon Saraf
Title:	Managing Director
Tax ID No.:
Address:	135 South Church Street
George Town, Grand Cayman KY1-1104
Cayman Islands

[Signature Page to First Lien Securities Purchase Agreement]

CONSENTING INVESTORS:

ALADDIN CREDIT OFFSHORE FUND II, L.P.

By: Fort Hill Investment Partners, LLC, its General Partner

By:	/s/ Simmon Saraf
Name:	Simmon Saraf
Title:	Managing Director
Tax ID No.:
Address:	135 South Church Street
George Town, Grand Cayman KY1-1104
Cayman Islands

[Signature Page to First Lien Securities Purchase Agreement]

CONSENTING INVESTORS:

ALADDIN DIP OFFSHORE FUND, L.P.

By: Fort Hill Investment Partners, LLC, its General Partner

By:	/s/ Simmon Saraf
Name:	Simmon Saraf
Title:	Managing Director
Tax ID No.:
Address:	135 South Church Street
George Town, Grand Cayman KY1-1104
Cayman Islands

[Signature Page to First Lien Securities Purchase Agreement]

CONSENTING INVESTORS:

ALADDIN INTERMEDIATE FUND (IRELAND) II, LTD.

By:	/s/ Simmon Saraf
Name:	Simmon Saraf
Title:	Managing Director, Fort Hill Investment
Advisors, L.P., Investment Manager
Tax ID No.:
Address:	Fifth Floor, 75 St. Stephens Green
Dublin 2, Republic of Ireland

[Signature Page to First Lien Securities Purchase Agreement]

CONSENTING INVESTORS:

INTERMEDIATE FUND (IRELAND) LIMITED

By:	/s/ Simmon Saraf
Name:	Simmon Saraf
Title:	Managing Director, Fort Hill Investment
Advisors, L.P., Investment Manager
Tax ID No.:
Address:	Beaux Lane House, Mercer Street Lower
Dublin 2, Republic of Ireland

[Signature Page to First Lien Securities Purchase Agreement]

CONSENTING INVESTORS:

MC CREDIT PRODUCTS DIP SMA, L.P.

By: Fort Hill Investment Partners, LLC, its General Partner

By:	/s/ Simmon Saraf
Name:	Simmon Saraf
Title:	Managing Director
Tax ID No.:
Address:	Six Landmark Square, Sixth Floor
Stamford, CT 06901

[Signature Page to First Lien Securities Purchase Agreement]

CONSENTING INVESTORS:

FORT HILL CREDIT PARTNERS I, L.P.

By: Fort Hill Investment Partners, LLC, its General Partner

By:	/s/ Simmon Saraf
Name:	Simmon Saraf
Title:	Managing Director
Tax ID No.:
Address:	Six Landmark Square, Sixth Floor
Stamford, CT 06901

[Signature Page to First Lien Securities Purchase Agreement]

CONSENTING INVESTORS:

BLACKROCK KELSO MEZZANINE PARTNERS I, LLC

By: BKCA Mezzanine Advisors, LLC, its managing member

By:	/s/ Michael B. Lazar
Name:	Michael B. Lazar
Title:	Member
Tax ID No.:
Address:	40 East 52nd Street
New York, NY 10022

[Signature Page to First Lien Securities Purchase Agreement]

CONSENTING INVESTORS:

CETUS II, LLC

By:	/s/ Richard E. Maybaum
Name:	Richard E. Maybaum
Title:	Managing Director
Tax ID No.:
Address:	8 Sound Shore Drive, Suite 303
Greenwich, CT 06830

[Signature Page to First Lien Securities Purchase Agreement]

CONSENTING INVESTORS:

LITTLEJOHN OPPORTUNITIES FUND, LLC

By:	/s/ Richard E. Maybaum
Name:	Richard E. Maybaum
Title:	Managing Director
Tax ID No.:
Address:	8 Sound Shore Drive, Suite 303 Greenwich, CT 06830

[Signature Page to First Lien Securities Purchase Agreement]

CONSENTING INVESTORS:

EATON VANCE FLOATING-RATE INCOME TRUST
By: Eaton Vance Management, as Investment Advisor

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President
Tax ID No.:
Address:	2 International Place, 9th Floor Boston, MA 02110

[Signature Page to First Lien Securities Purchase Agreement]

CONSENTING INVESTORS:

EATON VANCE INSTITUTIONAL SENIOR LOAN FUND

By: Eaton Vance Management, as Investment Advisor

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President
Tax ID No.:
Address:	2 International Place, 9th Floor Boston, MA 02110

[Signature Page to First Lien Securities Purchase Agreement]

CONSENTING INVESTORS:

EATON VANCE LIMITED DURATION INCOME FUND

By: Eaton Vance Management, as Investment Advisor

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President
Tax ID No.:
Address:	2 International Place, 9th Floor Boston, MA 02110

[Signature Page to First Lien Securities Purchase Agreement]

CONSENTING INVESTORS:

EATON VANCE SENIOR FLOATING-RATE TRUST

By: Eaton Vance Management, as Investment Advisor

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President
Tax ID No.:
Address:	2 International Place, 9th Floor Boston, MA 02110

[Signature Page to First Lien Securities Purchase Agreement]

CONSENTING INVESTORS: COLUMBIA FUNDS VARIABLE SERIES TRUST II – VARIABLE PORTFOLIO EATON VANCE FLOATING-RATE INCOME FUND

By: Eaton Vance Management, as Investment Advisor

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President
Tax ID No.:
Address:	10464 Ameriprise Financial Center Minneapolis, MN 55474

[Signature Page to First Lien Securities Purchase Agreement]

CONSENTING INVESTORS: EATON VANCE SENIOR INCOME TRUST

By: Eaton Vance Management, as Investment Advisor

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President
Tax ID No.:
Address:	2 International Place, 9th Floor Boston, MA 02110

[Signature Page to First Lien Securities Purchase Agreement]

CONSENTING INVESTORS: EATON VANCE VT FLOATING RATE INCOME FUND

By: Eaton Vance Management, as Investment Advisor

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President
Tax ID No.:
Address:	2 International Place, 9th Floor Boston, MA 02110

[Signature Page to First Lien Securities Purchase Agreement]

CONSENTING INVESTORS: GRAYSON & CO

By: Boston Management & Research, as Investment Advisor

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President
Tax ID No.:
Address:	2 International Place, 9th Floor Boston, MA 02110

[Signature Page to First Lien Securities Purchase Agreement]

CONSENTING INVESTORS: MET INVESTORS SERIES TRUST- MET/EATON VANCE FLOATING RATE PORTFOLIO

By: Eaton Vance Management, as Investment Sub-Advisor

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President
Tax ID No.:
Address:	5 Park Plaza, Suite 1900 Irvine, CA 92614

[Signature Page to First Lien Securities Purchase Agreement]

CONSENTING INVESTORS:

PACIFIC SELECT FUND-FLOATING RATE LOAN PORTFOLIO

By: Eaton Vance Management, as Investment Sub-Advisor

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President
Tax ID No.:
Address:	700 Newport Center Drive
Newport Beach, CA 92660

[Signature Page to First Lien Securities Purchase Agreement]

CONSENTING INVESTORS:

SENIOR DEBT PORTFOLIO

By: Boston Management and Research, as Investment Advisor

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President
Tax ID No.:
Address:	2 International Place, 9th Floor
Boston, MA 02110

[Signature Page to First Lien Securities Purchase Agreement]

CONSENTING INVESTORS:

FRANKLIN FLOATING RATE MASTER TRUST –

FRANKLIN FLOATING RATE MASTER SERIES

FRANKLIN INVESTORS SECURITIES TRUST –

FRANKLIN FLOATING RATE DAILY ACCESS FUND

FRANKLIN TEMPLETON SERIES II FUNDS –

FRANKLIN FLOATING RATE II FUND

FRANKLIN CLO V, LTD.

FRANKLIN CLO VI, LTD.

BLUE SHIELD OF CALIFORNIA

FRANKLIN STRATEGIC SERIES – FRANKLIN STRATEGIC INCOME FUND

FRANKLIN STRATEGIC INCOME FUND (CANADA)

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN STRATEGIC INCOME SECURITIES FUND

FRANKLIN INVESTORS SECURITIES TRUST –

FRANKLIN TOTAL RETURN FUND

TEMPLETON GLOBAL INVESTMENT TRUST –

TEMPLETON GLOBAL BALANCED FUND

FT OPPORTUNISTIC DISTRESSED FUND, LTD.

TEMPLETON INCOME TRUST –

TEMPLETON GLOBAL TOTAL RETURN FUND

FRANKLIN TEMPLETON GLOBAL MULTISECTOR PLUS

(MASTER) FUND, LTD.

By: Franklin Advisers, Inc., as investment manager for the funds/accounts listed above

By:	/s/ Mark Boyadjian
Name:	Mark Boyadjian
Title:	Senior Vice President,
Director Floating Rate Debt Group
Tax ID No.:
Address:	One Franklin Parkway
San Mateo, CA 94403

[Signature Page to First Lien Securities Purchase Agreement]

CONSENTING INVESTORS:

HARBOURVIEW CLO 2006-1

By:	/s/ Jason Reuter
Name:	Jason Reuter
Title:	AVP
Tax ID No.:
Address:	6801 South Tucson Way
Centennial CO 80112

Brown Brothers Harriman & Co. acting as agent for Oppenheimer Funds, Inc.

[Signature Page to First Lien Securities Purchase Agreement]

CONSENTING INVESTORS:

OPPENHEIMER MASTER LOAN FUND, LLC

By:	/s/ Jason Reuter
Name:	Jason Reuter
Title:	AVP
Tax ID No.:
Address:	6801 South Tucson Way
Centennial CO 80112

Brown Brothers Harriman & Co. acting as agent for Oppenheimer Funds, Inc.

[Signature Page to First Lien Securities Purchase Agreement]

CONSENTING INVESTORS:

OPPENHEIMER SENIOR FLOATING RATE FUND

By:	/s/ Jason Reuter
Name:	Jason Reuter
Title:	AVP
Tax ID No.:
Address:	6801 South Tucson Way
Centennial CO 80112

Brown Brothers Harriman & Co. acting as agent for Oppenheimer Funds, Inc.

[Signature Page to First Lien Securities Purchase Agreement]

CONSENTING INVESTORS:

WATERSHED CAPITAL PARTNERS (OFFSHORE) MASTER FUND, L.P.

By: WS Partners, L.L.C., its General Partner

By:	/s/ Q. Munir Alam
Name:	Q. Munir Alam
Title:	Managing Member
Tax ID No.:
Address:	c/o Watershed Asset Management, L.L.C.
One Maritime Plaza, Suite 1525
San Francisco, CA 94111

WATERSHED CAPITAL PARTNERS (OFFSHORE) MASTER FUND II, L.P.

By: WS Partners, L.L.C., its General Partner

By:	/s/ Q. Munir Alam
Name:	Q. Munir Alam
Title:	Managing Member
Tax ID No.:
Address:	c/o Watershed Asset Management, L.L.C.
One Maritime Plaza, Suite 1525
San Francisco, CA 94111

[Signature Page to First Lien Securities Purchase Agreement]

ERICKSON:

Erickson Air-Crane Incorporated

By:	/s/ Udo Rieder
Print Name:	Udo Rieder
Its:	President and CEO
Address:	5550 SW Macadam Ave, Suite 200
Portland, OR 97239

[Signature Page to First Lien Securities Purchase Agreement]

EVERGREEN:

Evergreen International Aviation, Inc.

By:	/s/ A. Blythe Berselli
Print Name:	A. Blythe Berselli
Its:	President
Address:	3850 Three Mile Lane
McMinnville, OR 97128

[Signature Page to First Lien Securities Purchase Agreement]

EXHIBIT A

CONSENTING INVESTORS AS OF 3/18/2013

EXHIBIT B

Form of Certificate of Designation

(See attached)

EXHIBIT C

Form of Promissory Note

(See attached)